UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 17, 2008

People’s United Financial, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33326	20-8447891
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

850 Main Street, Bridgeport, CT	06604
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (203) 338-7171

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05.	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics

On January 17, 2008, the Board of Directors of People’s United Financial, Inc. (the “Company”) approved amendments to the Company’s Code of Conduct to (a) expand the scope of the Code of Conduct to all employees of the Company and its direct and indirect subsidiaries in light of the completion of the merger of Chittenden Corporation with and into the Company, and (b) to delete provisions contained in the Code of Conduct relating to the Company’s insider trading rules. The Company’s Board of Directors has approved a separate, more comprehensive policy applicable to all employees relating to insider trading rules. Such policy, and the Company’s Code of Conduct, will be posted on the Company’s website at www.peoples.com.

A copy of the Code of Conduct as amended is attached hereto as Exhibit 14 to this report and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d) The following Exhibit is filed herewith.

Exhibit No.	Description
14	People’s United Financial, Inc. Code of Conduct

[signature appears on following page]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

People’s United Financial, Inc.
(Registrant)

Date: January 18, 2008	By:	/s/ Robert E. Trautmann
(Signature)
	Name:	Robert E. Trautmann
	Title:	Senior Vice President and Deputy General Counsel

EXHIBIT INDEX

Exhibit No.	Description
14	People’s United Financial, Inc. Code of Conduct